EX. 77Q(1)(e): Copies of New Investment Advisory Contracts

Amended Annex A dated July 1, 2008 to the Management Agreement dated April 30, 1997 is incorporated herein by reference to Exhibit (d)(9) to Post Effective Amendment No. 217 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009 (Accession No. 0000950123-09-003676)